UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2004


                             AMERICAN SKIING COMPANY
             (Exact name of registrant as specified in its charter)


  Delaware                           1-13057                 04-3373730
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


               136 HEBER AVENUE, SUITE 303, PARK CITY, UTAH 84060
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (435) 615-0340


                                       N/A
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03.  Material Modification to Rights of Security Holders.

         On October 22, 2004, American Skiing Company (the "Company") entered into a sixth supplemental indenture (the "Supplemental Indenture") to the Indenture, dated as of June 28, 1996, among the Company, the Guarantors party thereto and The Bank of New York, as successor trustee to United States Trust Company of New York (as amended and supplemented, the "Indenture"), under which the Company issued its 12% Senior Subordinated Notes due 2006 of the Company (the "Notes"). The Supplemental Indenture amends the Indenture to eliminate substantially all of the restrictive covenants contained in the Indenture.

         The amendments to the Indenture will only become operative when validly tendered Notes representing a majority of the outstanding Notes are accepted for purchase pursuant to the Company's tender offer for all outstanding Notes (the "Offer"). If, after the date of the Supplemental Indenture, the Offer is terminated or withdrawn, all payments in respect of the Notes accepted for payment pursuant to the Offer are not made on the applicable Payment Date (as defined in the Company's Offer to Purchase and Consent Solicitation Statement dated as of October 12, 2004) in accordance with Rule 14e-1(c) under the Securities Exchange Act of 1934, as amended, or the Offer is not consummated on or prior to January 10, 2005 (the 90th day after the launch date of the Offer), the amendments shall have no effect and the Indenture shall be deemed to be amended so that it reads the same as it did immediately prior to the date of the Supplemental Indenture.

         The Supplemental Indenture is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

         The press release issued by American Skiing Company is attached as
Exhibit 99.1 hereto.




Item 9.01. Financial Statements and Exhibits

         (c)   Exhibits

Exhibit           Description

4.1 Sixth Supplemental Indenture to the Indenture, dated as of June 28, 1996, among American Skiing Company, the Guarantors party thereto and The Bank of New York, as successor trustee to United States Trust Company of New York.

99.1 Press release of American Skiing Company, dated October 22, 2004.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October  26, 2004                             American Skiing Company



                           By: /s/ Foster A. Stewart, Jr.
                              ---------------------------------
                               Name:     Foster A. Stewart, Jr.
                               Title:    Senior Vice President and
                                         General Counsel





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                                INDEX TO EXHIBITS


Exhibit         Description

4.1 Sixth Supplemental Indenture to the Indenture, dated as of June 28, 1996, among American Skiing Company, the Guarantors party thereto and The Bank of New York, as successor trustee to United States Trust Company of New York.

99.1            Press release of American Skiing Company, dated October 22,
                2004.




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